AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

Supplement dated November 12, 2008 to the May 1, 2008 Prospectus


Supplemental Disclosures Related to the Following Portfolios:
American National Government Bond Portfolio
American National High Yield Bond Portfolio
American National International Stock Portfolio
American National Small-Cap/Mid-Cap Portfolio

Liquidation of the American National Government Bond Portfolio, the American National High Yield Bond Portfolio, and the American National International Stock Portfolio

	On November 10, 2008, the shareholders of the American National Government Bond Portfolio, the American National High Yield Bond Portfolio, and the
American National International Stock Portfolio (collectively, the
"Portfolios"), each a separate series of American National Investment Accounts, Inc. (the "Fund"), approved the liquidation and dissolution of the Portfolios. Accordingly, policyholders and prospective policyholders considering selecting one or more of the Portfolios as an investment option(s) under a variable annuity or variable life insurance policy should consider other available investment options.

      As of the close of business on December 5, 2008 (the current expected date of liquidation), any assets remaining in the Portfolios will be redeemed, and immediately thereafter the redemption proceeds will be used to purchase units of the Fund's American National Money Market Portfolio. As of such date, the Portfolios will cease their existence as separate series of the Fund.

Reorganization of the American National Small-Cap/Mid-Cap Portfolio with and into the American National Growth Portfolio

      On November 10, 2008, the shareholders of the American National Small-Cap/Mid-Cap Portfolio (the "SCMC Portfolio"), a series of American National Investment Accounts, Inc. (the "Fund"), approved an Agreement and
Plan of Reorganization (the "Plan") with respect to the SCMC Portfolio. The Plan provides that the SCMC Portfolio will transfer all of its assets and stated liabilities to the American National Growth Portfolio (the "Growth Portfolio"), a separate series of the Fund, in exchange for shares of the Growth Portfolio in an amount equal in value to the aggregate net assets of the SCMC Portfolio (the "Reorganization"). These transfers are expected to occur after the close of business on or about December 5, 2008. Accordingly, policyholders and prospective policyholders considering selecting the SCMC Portfolio as an investment option(s) under a variable annuity or variable life insurance policy should consider other available investment options.

      As soon as practicable after the transfer of the SCMC Portfolio's assets and stated liabilities to the Growth Portfolio in exchange for Growth Portfolio shares, the SCMC Portfolio will make a liquidating distribution to its shareholders of the Growth Portfolio shares received. As of such time, policyowners with policy values previously allocated to shares of the SCMC Portfolio will have policy values allocated to shares of the Growth Portfolio having an aggregate net asset value equal to that of their SCMC Portfolio shares immediately prior to the Reorganization. The SCMC Portfolio will then be terminated as a series of the Fund as soon as reasonably practicable thereafter.